UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016

21st CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7254
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition.

As previously disclosed, 21st Century Oncology Holdings, Inc. (the “Company”) is in the process of finalizing its Form 10-K for the fiscal year ended December 31, 2015. The completion of the process has been delayed as a result of the restatement of prior year financial results. In the interim, the Company is providing the following additional preliminary results. The preliminary results are based on management’s current expectations. Actual results could differ materially from such estimates. Final adjustments and other material developments may arise between the date hereof and the date that the Company announces its 2015 year-end and first quarter 2016 results.

Fourth Quarter 2015 Preliminary Results

For the fourth quarter of 2015, the Company expects to report total revenue between $262 million and $279 million and Pro Forma Adjusted EBITDA between $35 million and $39 million. Cash capital expenditures for the same period are expected to be approximately $6 million.

First Quarter 2016 Preliminary Results

For the first quarter of 2016, the Company expects to report total revenue between $264 million and $281 million and Pro Forma Adjusted EBITDA between $38 million and $42 million. Cash capital expenditures for the same period are expected to be approximately $12 million. The Company expects to report cash and cash equivalents as of March 31, 2016 of $73 million.

The information in this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives, including, but not limited to, estimated financial results. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements. Readers of this Current Report on Form 8-K are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this Current Report on Form 8-K. Please refer to the risk factors contained in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: May 12, 2016	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Chief Financial Officer